Fees Summary	Oct. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,312,000.00
Previously Paid Amount	3,633.69
Total Fee Amount	3,633.69
Total Offset Amount	0.00
Net Fee	$ 0.00